EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American Tire Distributors Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that, to his best knowledge:

(a)	the Quarterly Report on Form 10-Q for the quarter ended July 2, 2011 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2011	By:	/s/ WILLIAM E. BERRY
Name: William E. Berry
Title: President and Chief Executive Officer

	By:	/s/ DAVID L. DYCKMAN
Name: David L. Dyckman
Title: Executive Vice President and Chief Financial Officer